Exhibit 99.2

Jun e 2 0 2 1 INVESTOR PR ESEN T A T ION Exhibit 99.2

D I S CL A I M E R S This presentation is provided for informational purposes only and has been prepared to assist interested parties in making their own evaluation with respect to a potential business combination between Innovid, Inc. (the “Company” or “Innovid”) and ION Acquisition Corp 2 Ltd. (“ION”) and related transactions (collectively, the “Proposed Transactions”) and for no other purpose. This presentation is for information purposes only and is being provided to you solely in your capacity as a potential investor in considering an investment in Innovid. Any reproduction or distribution of this presentation, in whole or in part, or the disclosure of its contents, without the prior consent of Innovid is prohibited. By accepting this presentation, each recipient and its directors, partners, officers, employees, attorney(s), agents and representatives agrees: (i) to maintain the confidentiality of all information that is contained in this presentation and not already in the public domain; and (ii) to return or destroy all copies of this presentation or portions thereof in its possession following the request for the return or destruction of such copies. Fo rwa r d - Lo o k i n g S t a t e m e n t s This presentation includes “forward - looking statements” within the meaning of the federal securities laws, opinions and projections prepared by the Company’s and ION’s management. These forward - looking statements generally are identified by the words “expects,” “will,” “projected,” “continue,” “ increase,” and/or similar expressions that concern the Company’s or ION’s strategy, plans or intentions, but the absence of these words does not mean that a statement is not forward - looking. Such statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and are based on management’s belief or interpretation of information currently available. Because forward - looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of the Company’s or ION’s control. Actual results and condition (financial or otherwise) may differ materially from those indicated in the forward - looking statements. These forward - looking statements are subject to a number of risks and uncertainties that could cause actual results and conditions to differ materially from those indicated in the forward - looking statements, including, but not limited to, the various summary risk factors related to the Proposed Transactions that have been provided to you separately. The list of factors provided separately is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of ION’s final prospectus related to its initial public offering, the Proxy Statement/Registration Statement (as defined below) and other documents filed by ION from time to time with the Securities and Exchange Commission (“SEC”). There may be additional risks that the Company and ION do not presently know or that they currently believe are immaterial that could also cause actual results to differ from those contained in the forward - looking statements. In addition, forward - looking statements reflect the Company’s and ION’s expectations, plans or forecasts of future events and views as of the date of this presentation. Accordingly, you should not place undue reliance upon any such forward - looking statements in this presentation. Neither the Company, ION nor any of their affiliates have any obligation to update this presentation. Ad d i t i on a l I n f o r m a t i o n a n d W h e r e t o F i n d i t In connection with the Proposed Transactions, ION is expected to file with the SEC a registration statement on Form S - 4 containing a preliminary proxy statement/prospectus relating to the Proposed Transactions (the “Proxy Statement/Registration Statement”), and after the registration statement is declared effective, will mail the proxy statement included therein to holders of ION’s ordinary shares in connection with ION’s solicitation of proxies for the vote by the ION shareholders with respect to the Proposed Transactions and other matters as described in the Proxy Statement/Registration Statement. ION urges its shareholders and other interested persons to read, when available, the Proxy Statement/Registration Statement and amendments thereto and documents incorporated by reference therein, as well as other documents filed with the SEC in connection with the transactions, as these materials will contain important information about ION, the Company and the Proposed Transactions. When available, the definitive proxy statement included in the Proxy Statement/Registration Statement will be mailed to ION’s shareholders. Shareholders of ION will also be able to obtain copies of such documents, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to: ION Acquisition Corp 2 Ltd., 89 Medinat Hayehudim Street, Herzliya 4676672, Israel. N o R e pr e s e n t a t i o n s a n d W a rr a n t i e s This presentation is for informational purposes only and does not purport to contain all of the information that may be required to evaluate a possible investment decision with respect to Innovid. The recipient agrees and acknowledges that this presentation is not intended to form the basis of any investment decision by the recipient and does not constitute investment, tax or legal advice. No representation or warranty, express or implied, is or will be given by Innovid or any of its affiliates, directors, officers, employees or advisers or any other person as to the accuracy or completeness of the information in this presentation or any other written, oral or other communications transmitted or otherwise made available to any party in the course of its evaluation of the Proposed Transactions and no responsibility or liability whatsoever is accepted for the accuracy or sufficiency thereof or for any errors, omissions or misstatements, negligent or otherwise, relating thereto. The recipient also acknowledges and agrees that the information contained in this presentation is preliminary in nature and is subject to change, and any such changes may be material. Innovid disclaims any duty to update the information contained in this presentation. Par t i c ip a n t s i n S o li c i t a t i o n ION and its directors and executive officers, under SEC rules, may be deemed to be participants in the solicitation of proxies of ION’s shareholders in connection with the Proposed Transactions. Shareholders of ION may obtain more detailed information regarding the names, affiliations and interests of ION’s directors and executive officers in ION’s final prospectus for its initial public offering filed with the SEC on April 13, 2021 and in the Proxy Statement/Registration Statement when available. Information concerning the interests of ION’s participants in the solicitation, which may, in some cases, be different than those of ION’s shareholders generally, will be set forth in the Proxy Statement/Registration Statement when it becomes available. 2 |

D I S CL A I M E R S ( c on t ’d ) S t a t e m e n t R e g a r d i n g N o n - G A A P F i n a n c i a l Me a s u r e s The financial information and data contained this presentation is unaudited and does not conform to Regulation S - X promulgated by the SEC. Accordingly, such information and data may not be included in, may be adjusted in, or may be presented differently in, any proxy statement, prospectus or other report or document to be filed or furnished by ION, the Company or any entity that is party to the Proposed Transactions with the SEC. Certain financial measures in this presentation are not calculated pursuant to U.S. generally accepted accounting principles (“GAAP”). These non GAAP financial measures are in addition to, and not as a substitute for or superior to measures of financial performance prepared in accordance with GAAP. There are a number of limitations related to the use of these non - GAAP financial measures as compared to their nearest GAAP equivalents. For example, other companies may calculate non - GAAP financial measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of the non - GAAP financial measures herein as tools for comparison. You should review the Company’s audited financial statements, which will be presented in the Proxy Statement/Registration Statement to be filed with the SEC in connection with the Proposed Transactions, and not rely on any single financial measure to evaluate the Company’s business. U s e o f P r o j e c t i o n s This presentation also contains certain financial forecasts, including projected annual revenue, gross profit and Adjusted EBITDA. Innovid's independent auditors have not studied, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this presentation, and accordingly, no independent auditor has expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this presentation. These projections are for illustrative purposes only and should not be relied upon as being necessarily indicative of future results. In this presentation, certain of the above - mentioned projected information has been provided for purposes of providing comparisons with historical data. The assumptions and estimates underlying the prospective financial information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. Projections are inherently uncertain due to a number of factors outside of Innovid's control. While all financial projections, estimates and targets are necessarily speculative, Innovid believes that the preparation of prospective financial information involves increasingly higher levels of uncertainty the further out the projection, estimate or target extends from the date of preparation. Accordingly, there can be no assurance that the prospective results are indicative of future performance or that actual results will not differ materially from those presented in the prospective financial information. Inclusion of the prospective financial information in this presentation should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved. U na u d i t e d Es t i m a t e d R e s u l t s The Company’s preliminary unaudited estimated results contained in this presentation have been prepared in good faith by, and are the responsibility of, management based upon the Company’s internal reporting, and an independent auditing firm has not audited, reviewed, compiled or performed any procedures with respect to the preliminary financial results. Such results are subject to business, economic, regulatory and competitive uncertainties and contingencies and actual results may vary and those variations may be material. As such, Innovid's actual results and financial condition as reflected in the financial statements that will be included in the registration statement on Form S - 4 for the Proposed Transactions may be adjusted or presented differently from the historical financial information herein, and the variations could be material. No Offer or Solicitation; Private Placement This presentation is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed transaction and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of ION or the Company nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. The securities to which this presentation relates have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any other jurisdiction. This presentation relates to securities that Innovid would intend to offer in reliance on exemptions from the registration requirements of the Securities Act and other applicable laws. These exemptions apply to offers and sales of securities that do not involve a public offering. The securities have not been approved or recommended by any federal, state or foreign securities authorities, nor have any of these authorities passed upon the merits of this offering or determined that this presentation is accurate or complete. Any representation to the contrary is a criminal offense. Trademarks This presentation contains trademarks, service marks, trade names, and copyrights of the Company, ION and other companies, which are the property of their respective owners. Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this presentation may be listed without the TM, SM © or ® symbols, but the Company and ION will assert, to the fullest extent under applicable law, the rights of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights. 3 |

PRESENTERS AND SENIOR LEADERSHIP

INNOVID

ION ACQUISITION CORP



ZVIKA NETTER
CEO & CO-FOUNDER

Serial entrepreneur with over 28 years of experience launching, managing and growing technology companies

Prior to co-founding Innovid, founded and served as CEO for several technology companies



TANYA ANDREEV-KASPIN
CFO

Leads finance, accounting, legal and HR functions at Innovid

Prior to Innovid, spent eight years in finance roles at several technology companies and four years at PwC



GILAD SHANY
CEO

CEO of ION Acquisition Corp. 1 and 2, Co-CEO of ION Acquisition Corp. 3, Managing Partner of ION Crossover Partners (ICP)

Prior to co-founding ICP, 10 years of experience investing in public and private companies with Baron Capital (NY) and Magma Venture Partners (TLV)



AVROM GILBERT
COO

President and COO of ION Acquisition Corp. 1 and 2, Co-CEO and President of ION Acquisition Corp. 3

COO of growth tech companies SimilarWeb & Seeking Alpha

8 years public & private investments, including equities analyst with UBS & venture capital at Jerusalem Global Ventures

4 |

INNOVID

AGENDA

- Introduction
- Overview
- About Innovid
- Go-to-Market Strategy
- Investment Highlights
- Financial Information
- Growth Strategy
- Valuation & Comparables

INTRODUCTION

ION – GLOBAL REACH, LONG-TERM VALUE


ION ISRAEL FUND
2006
SOVEREIGN WEALTH FUND
2015
ION CROSSOVER PARTNERS
Q3 18
ION TECH FUND
Q4 18
ION ACQUISITION CORP (SPAC)
IACA (BCA)
IACB (Public)
IACC (Public)
Q4 20

Total AUM: >$2bn

INNOVID

7

ION INVESTMENT THESIS – MARKET LEADING EXPOSURE TO CONNECTED TV GROWTH

1

TV ADVERTISING IS A $200B MARKET SHIFTING FROM LINEAR TV TO CTV

As "cord cutting" audiences move to CTV, and OTT publishers grow, brand advertising dollars follow

2

MARKET-LEADING INDEPENDENT CTV ADVERTISING PLATFORM

Used by >40% of major global advertisers to manage ad campaigns in a fragmented CTV market

3

VISIONARY, FOUNDER-LED, FIRST-TO-MARKET PLAYER WITH DEEP MOAT

Proprietary tech to future-proof for CTV roadmap + Unmatched Partner Network (TTD, MGNI, Peacock, Roku, Hulu, etc.)

4

DIFFERENTIATED SOFTWARE COMPANY TO RIDE THE EXPLOSIVE GROWTH OF CTV

80%+ gross margins, 37% Revenue Growth, 94% logo retention + upside from advanced capabilities

Source: Dentsu, eMarketer, Kantar (https://www.kantar.com/), Winmo (https://www.winmo.com/)
Note: $200bn estimate includes 2021 traditional TV ad spend of $169bn and assumes 2021 global CTV ad spend is ~2x US ad spend of $13bn

8

INNOVID

OVERVIEW

THE TV ECOSYSTEM IS SHIFTING

$200 BILLION
of TV ad spending

$15 - $20 BILLION
of estimated ad spending on CTV today



$200 BILLION
LINEAR TV
$15-20 BILLION
CTV
hulu
fubo
peacock
VIZIO
fire tv
YouTube
chromecast
LG
Roku
PLUTO
PlayStation
SAMSUNG
Roku channel
XBOX
tv
SONY
tubitv

Source: Dentsu, eMarketer
Note: $200bn estimate includes 2021 traditional TV ad spend of $169bn and assumes 2021 global CTV ad spend is ~2x US ad spend of $13bn

INNOVID

10 |

Centralized Creative A d - D e li v e r y Personalization and I n t er a c t i v i t y Advanced Mea s ure m ent 11 | C T V C R E A T E S O PP O R T U N I T I E S AND CHALLENGES

Leading Independent Ad Delivery and Measurement Platform for Connected TV Empowering advertisers to shift investment f r o m li n e a r t o c o nn e c t e d T V

ABOUT INNOVID

PEOPLE-FIRST: AN AWARD-WINNING CULTURE

INNOVID'S Company Values

Our shared values unite our team and drive our award-winning company culture

Be **GENEROUS**

Be **DARING**

Be **UNBEATABLE**


HQ

~365 Employees
NYC Headquarters
15 Offices Worldwide

glassdoor
4.8 star rating
99% CEO approval

Inc. Best Workplaces 2021

SELECT INVESTORS
SEQUOIA
Goldman Sachs
GENESIS PARTNERS
NEWSPRING

14

INNOVID

FOCUSED ON CTV BEFORE THERE WAS CTV

INNOVID = "INNOVATION + VIDEO"

Focus on CTV has led to a growing list of industry firsts and key milestones:

- 1st CTV advertising SDK to market
- Exclusive Roku ACR integration
- 1st MRC certification for CTV measurement
- 1st ad serving into Peacock
- 1st interactive Super Bowl ad
- Named a leader by Forrester

INVENTION IS INGRAINED IN INNOVID'S DNA

2008 - 1st PATENT



- ✓ **Insert interactive** objects into video content
- ✓ **Video-associated** objects
- ✓ **Serving objects** to be inserted to videos and tracking usage statistics
- ✓ **Real-time monitoring** of sentiment with respect of a desired phrase
- ✓ **Analyzing sentiment** based on term taxonomies of UGC

15

INNOVID

DELIVERING AND MEASURING ADS ACROSS ALL MAJOR TV MEDIUMS

Innovid's CTV advertiser software platform:

- ✓ Automatically uploads and encodes advertising creative to stream ads to any screen or device
- ✓ Manages the physical delivery of ads – connecting marketers and publishers in real-time
- ✓ Independently measures performance across the widest breadth of MRC accredited metrics


INNOVID
CTV Ad Delivery & Measurement
Delivery
Media Ecosystem
Measurement
CTV

16 |

INNOVID

PARTNERING ACROSS THE ADTECH ECOSYSTEM

Fragmentation complicates advertising - we work with, not against, the leading players in the technology stack

INNOVID INTEGRATES ACROSS AD TECH:

Demand Side Platform (DSP)
Programmatic Media Buying

Supply Side Platforms (SSP)
Programmatic Media Selling

Publisher Apps
Stream Content

Connected TV Devices
Connecting the TV to the Internet



INNOVID
CTV Ad Delivery & Measurement
PLATFORMS SUPPORTED INCLUDE:
theTradeDesk
AMOBEE
verizon media
Google Marketing Platform
xandr
Magnite
FREEWHEEL
verizon media
hulu
YouTube
peacock
ROKU
tv
VIZIO
amazon fireTV
XBOX
SAMSUNG
Delivery
Measurement
CTV

17

STRATEGIC, EXCLUSIVE PARTNERSHIPS TO ADVANCE CTV ADVERTISING

Leading in CTV innovation as acknowledged by industry-first and exclusive relationships with leading providers ad exchanger

Comcast Partners With Innovid To Automate Digital And Linear Campaigns

by Tony Riffiato // Wednesday, March 31st, 2021 – 5:34 pm

ADWEEK

The Trade Desk, Magnite and Innovid Form CTV Pact

The trio

BY ANDREW

The Drum.

Hulu named first partner in Innovid's self-serve ad composer for connected TV

By Bennett Bennett - September 27, 2018

ad exchanger

NBCU And Innovid Collaborate On Ad Quality Controls For Peacock

by Ryan Joe // Monday, October 19th, 2020 – 11:00 am

TechCrunch

Roku And Innovid Roll Out Interactive Video Ads, Including SMS-Based Reminders To Watch

Sarah Perez @sarahintampa / 12:17 PM EDT • June 18, 2015 Comment

DigitalNewsDaily

Roku, Innovid Launch Measurement Solution Across Roku, Linear TV

by Karlene Lukovitz @KLmarketdaily, September 23, 2019

INNOVID

CTV Ad Delivery & Measurement

PPORTED INCLUDE:

MOBEE verizon media exandr HEEL verizon media peacock

Measurement

CTV

18

INNOVID

GO - TO - MARKET

OUR GO-TO-MARKET STRATEGY

Selling to brands, used by agencies

Primary CTV technology platform used by our clients

Technology fees based on ads delivered, not media spend

ABInBev TOYOTA FCA FIAT CHRYSLER AUTOMOBILES

PUBLICIS MEDIA SPARK FOUNDRY SAMSUNG

Zenith The ROI agency CONAGRA BRANDS Allergan L'ORÉAL

MillerCoors gsk Bank of America

20

Source: Kantar (https://www.kantar.com/), Winmo (https://www.winmo.com/)

INNOVID

FOCUSING ON THE NEEDS OF THE LARGEST TV ADVERTISERS

HIGH CONCENTRATION AT THE TOP:

200 top U.S. TV **ADVERTISERS**

represent

~75% of total U.S. **TV AD SPEND**

DISTRIBUTION OF TV AD SPEND BY TOP 200 US TV ADVERTISERS



21

Source: Kantar (https://www.kantar.com/), Winmo (https://www.winmo.com/)

INNOVID

INNOVID IS THE TRUSTED DELIVERY PLATFORM

ESTABLISHED FOOTPRINT:

INNOVID is already a trusted ad delivery platform

~40% of the top 200 U.S. TV advertisers

DISTRIBUTION OF TV AD SPEND BY TOP 200 US TV ADVERTISERS


INNOVID

22

Source: Kantar (https://www.kantar.com/), Winmo (https://www.winmo.com/)

INNOVID

DIFFERENTIATED OFFERING IS WHY WE WIN WITH TV ADVERTISERS

INNOVID

Differentiated CTV Technology	+	Unique Market Position
Only ad-server built to CTV		Independent
True platform offering (Ad Serving, Creative Tools, and Measurement)		Not a media business
Proprietary SDK integrations		Source of truth
Proprietary partnerships		Zero conflicts with entire ecosystem

A Highly Defensible and Expanding Moat

120%+
2020 Annual Net Revenue Retention

37%
Projected Revenue CAGR (2020 – 2023)

80-85%
Gross Margins

23

Net Revenue Retention: Net Revenue Retention (NRR) Rate is calculated as percentage of revenue retained from existing core platform customers, including expansion revenue, downgrades, and churn.
Note: Retention is calculated for core platform clients; core clients represented ~89% of total 2020 revenue

INNOVID

(impressions in billions) Impression Volume by Device - 2 4 6 8 10 12 CT V I m p r e ss i on V o l u m e G ro w t h ’1 7 – ’ 2 0 CAGR 61% CTV 8% Mo bil e T V + D e s k t o p T V - 50 1 0 0 15 0 2 0 0 25 0 2 0 1 7 2 0 20 2 0 1 8 D e s k t o p T V 2019 M o b il e T V C T V (impressions in billions) CTV IS DRIVING THE GROWTH IN OUR BUSINESS 24 | Source: Company data An immaterial volume (less than 5%) of impressions which are not automatically classified by device were omitted from the historical 2018 - 2020 data in the impression chart. Revenue from these impressions is included in the company revenue by device on a prorated basis.

CTV: 67% 60% 77% 58% 53% O t he r T V (Mobile/Desktop): 13% 10% 26% 15% 14% 65% CTV 16% Mo bil e T V + D e s k t o p TV ’1 8 A – ’ 2 3 E CAGR Impression Volume by Device Illustrative Global Market Potential (impressions in billions) TV ( L i n e a r + CT V ) 1 $200B 2023 $8 B 2 2020 $2B 3 148 186 234 341 462 626 2 0 18 A Y oY G ro w t h : 2 0 19 A 2 0 20 A 2 0 21 E 2 0 22 E 2 0 23 E CT V Mobile TV Desktop TV CTV DRIVES OUR IMPRESSION VOLUME ACCELERATION 25 | N o t e : G r ap h i c i s not to scale. Source: Company data, Dentsu, eMarketer, Kantar (https:// www.kantar.com/), Winmo (https:// www.winmo.com/) An immaterial volume (less than 5%) of impressions which are not automatically classified by device were omitted from the historical 2018 - 2020 data in the impression chart. Revenue from these impressions is included in the company revenue by device on a prorated basis. Note: Illustrative market size based on current global TV advertising spend of $200 billion and Company data assuming constant $20 media CPM 1. $200bn estimate includes 2021 traditional TV ad spend of $169bn and assumes 2021 global CTV ad spend is ~2x US ad spend of $13bn 2. Projected 2023 CTV advertising spend for Innovid customers assuming constant $20 media CPM 3. Estimated 2020 CTV advertising spend for Innovid customers assuming constant $20 media CPM

$ 0 . 0 0 $ 0 . 2 5 $ 0 . 5 0 $ 0 . 7 5 $ 1 . 0 0 J a n - 1 8 J u l - 1 8 J a n - 1 9 J u l - 1 9 Jan - 20 J u l - 2 0 J a n - 2 1 Av e r a g e C o s t p e r T h o u s a n d $0 . 3 1 $0 . 3 0 To t al I m p r e ss i o n V o l u m e Price Increases f r o m C ro s s - Se ll a n d Up - Sell T e c h U s a g e F ee s , Not Media Spend “ A l w a y s O n ” E v e r y Impression Impression Volume Has Grown ~2x While Pricing Has Been Stable ~ 2 x Source: Company data STRONG PRICING WITH UPSIDE POTENTIAL 26 |

CTV DRIVES OUR PROJECTED REVENUE ACCELERATION

Annual Revenue

($ in millions)



CTV
Mobile TV
Desktop TV
$48
21%
48%
31%
2018A
$56
30%
47%
23%
2019A
$69
40%
43%
18%
2020A
$95
48%
38%
14%
2021E
$130
56%
33%
10%
2022E
$177
63%
29%
8%
2023E

'18A – '23E CAGR

61% CTV

11% Mobile TV + Desktop TV

YoY Growth:

	2018A	2019A	2020A	2021E	2022E	2023E
CTV:	*57%*	*65%*	*59%*	*67%*	*60%*	*53%*
Other TV (Mobile/Desktop):	*3%*	*4%*	*5%*	*19%*	*16%*	*14%*
Total Growth:	**11%**	**17%**	**21%**	**38%**	**37%**	**36%**

27

INNOVID

PLATFORM EXTENSIONS DRIVE FUTURE REVENUE

CTV Ad Delivery

CTV Personalization

- Personalized ads
- Interactive capabilities / experience
- Most advanced CTV SDK
- Innovid's SDK powers Trade Desk, Magnite, Roku and Hulu
- Leader in The Forrester Wave: Creative Advertising Technology, 2020

CTV Measurement

Launched 2020

- Universal "Source of truth"
- Unbiased insight and data
- TV-first, cookieless and compliant identity solution
- Uniquely positioned to win as the ad server
- Driving industry-wide standardization

28

INNOVID

FINANCIAL INFORMATION

H i g h l y pr e di c t a bl e a nd v i s ibl e r e - occ u rr i n g re ve nu e : ► Existing clients generate ~90% of revenue each year 1 ► Strong net dollar retention over the last 3 - years, exceeding 120% in 2020 ► Low customer churn with 94% core customer retention in 2020 ► Strong and stable pricing with path to higher margins with further adoption of h i g h l y d i ff e r e n t i a t e d p r o d u c t s Significant operating leverage , with low incremental costs as client impression volumes grow ~$130M 20 22 E R e v e nu e ~37% 2022E R e v e nu e G r o w t h ~81% 2022E Gro s s M a r g i n s ~$ 1 6 M 2022E A d j . E B I T D A 1. Revenue from existing clients was 88%, 89%, and 88% in 2018, 2019, and 2020 respectively K E Y F I N A N C I A L H I G H L I G H TS 30 |

77 85 95 2 0 1 8 2 0 1 9 2 0 20 Core Client Retention # of Core Clients Net Revenue Retention 84% 88% 94% 2 0 1 8 2 0 1 9 2 0 20 110% 114% 121% 2 0 1 8 2 0 1 9 2 0 20 % o f T o ta l R e v enue 8 4% 85% 89% Net Revenue Retention (NRR) Rate is calculated as percentage of revenue retained from existing core platform customers, including expansion revenue, downgrades, and churn. Note: Logo retention and NRR are calculated for core platform clients only S TR O N G A N D I N C R E A S I N G C O R E C U S TO M E R 31 |

$11 $14 $18 $14 $13 $22 $14 $19 $24 $17 $23 $30 Q1 - 19 Q1 - 20 Q1 - 21 Q2 - 19 Q2 - 20 Q2 - 21E Q3 - 19 Q3 - 20 Q3 - 21E Q4 - 19 Q4 - 20 Q4 - 21E Quarterly Revenue Note: Quarterly revenue based on actual results up to and including Q1 - 21; Q2 - 21, Q3 - 21, and Q4 - 21 based on management projections 19% (6%) 67% 17% 30% 30% YoY G r o w t h 17% 16% 36% 30% 33% 2 4 % COV I D Impact ($ in millions) Q1 Q2 Q3 Q4 R A P I D R E V E N U E A CC E L E R A T I O N 32 |

($ in millions) 1. Internal management results prior to PCAOB audit completion 2. No quantitative reconciliation of EBITDA to the most directly comparable GAAP financial measure has been provided for projections because management cannot reliably predict all of the necessary components of the GAAP financial measure without unreasonable effort 3. Adjusted EBITDA includes add - back of stock - based compensation from 2018 – 2020; stock - based compensation not projected for 2021 – 2023 1 Historicals Audited Unaudited Projected Long - Term 2018A 2019A 2020A 2021E 2022E 2023E Margins Revenue $48.4 $56.5 $68.8 $94.8 $130.1 $177.3 % Growth 11.0% 16.7% 21.8% 37.8% 37.2% 36.3% Cost of Revenue ($9.4) ($10.6) ($12.7) ($18.0) ($24.7) ($33.7) Gross Profit $39.0 $45.9 $56.1 $76.8 $105.4 $143.6 % Margin 80.5% 81.3% 81.6% 81.0% 81.0% 81.0% 82% - 85% R&D ($12.2) ($14.5) ($17.4) ($23.0) ($27.3) ($32.8) 14% S&M (19.4) (29.0) (28.2) (35.8) (46.9) (56.7) 26% G&A (5.9) (7.6) (7.9) (10.8) (15.6) (19.5) 8% Total OpEx ($37.6) ($51.1) ($53.6) ($69.6) ($89.8) ($109.1) 48% Adjusted EBITDA 3 $1.4 ($5.2) $2.6 $7.2 $15.6 $34.6 % Margin 2.9% - 9.2% 3.8% 7.6% 12.0% 19.5% ~35% 2 Projections P& L S U MM A R Y 33 |

G R O W T H S T R A T E G Y

MULTIPLE LEVERS TO DRIVE HIGH GROWTH FOR FORESEEABLE FUTURE


Benefit from **volume growth** of existing customers
Upsell additional products & solutions (Acquisitions & Home-Grown)
Global expansion
Win **new logos**

35
INNOVID

INVESTMENT HIGHLIGHTS

1. Benefiting from the **explosive growth of streaming content** driving "cord-cutting", "cord shavers" and "cord-nevers"
2. **$200 billion of TV ad spend** is moving from linear to CTV to reach digital audiences and requires digital infrastructure
3. Innovid is a **leading independent platform** for CTV ad delivery and measurement infrastructure
4. Exclusive technology relationships with clients creates **strong customer retention**
5. **Predictable business model** with consistent cohort performance as client impression volumes scale
6. **Strong revenue growth** with high software gross margins while increasing profitability

V A L U A T I O N & C O M PA R A B L E S

DEFINING THE PUBLIC COMPABLE UNIVERSE FOR INNOVID

Innovid is an Infrastructure Software Platform, collaborating with High Growth Ad Tech Platforms

	High Growth Ad Tech Platforms					Infrastructure Software Platforms			
	DV DoubleVerify	Magnite	Roku	theTradeDesk	VIANT.	BIGCOMMERCE	fastly	shopify	twilio
Market / Sector	✓	✓	✓	✓	✓				
Business Model	✓					✓	✓	✓	✓

38

INNOVID

OPERATIONAL BENCHMARKING


2021E REVENUE GROWTH
Median: 30.1%
Median: 37.8%
37.8%
28.8%
23.6%
54.9%
36.1%
24.2%
29.7%
31.5%
51.1%
44.1%
INNOVID
DV
Magnite
Roku
theTradeDesk
VIANT.
COMMERCE
fastly
shopify
twilio
2022E REVENUE GROWTH
Median: 26.0%
Median: 28.9%
37.2%
31.6%
23.7%
40.2%
28.3%
21.7%
22.5%
25.9%
32.4%
31.9%
INNOVID
DV
Magnite
Roku
theTradeDesk
VIANT.
COMMERCE
fastly
shopify
twilio

39 Source: Management projections, FactSet (as of 6/16/21)

INNOVID

0. 2 x 0. 4 x 0. 4 x 0. 3 x 0 . 7x 0. 5 x 0. 8 x 0 . 6x 0 . 9x 0. 5 x I n novid Dou b le V e r if y M ag n it e Rok u T r ade D esk V ian t B igC o m m erce Fastly S h op if y T w i li o Median: 0.4x Median: 0.7x 8. 5 x 13. 8 x 9. 2 x 12. 0 x 19. 6 x 10. 8 x 1 8 .5x 14. 3 x 2 7 .9x 17. 3 x I n n o v i d Doubl eV e r if y M a g n it e Rok u T r a d e Des k Via n t BigC o m m erc e Fastly S h o p if y T w i l i o M edian: 11.4 x Median: 17.9x Source: Management projections, FactSet (as of 6/16/21) 1. TEV / 2022 Revenue divided by 2022E YoY Revenue Growth TEV / 2022E REVENUE 2022E G RO W T H A DJ . REVENUE MULTIPLE 1 VALUATION BENCHMARKING 40 |

Pro forma anticipated enterprise value of $1.1 billion $403 million total anticipated cash proceeds consisting of: ► $253 million from ION Acquisition Corp. 2 Ltd. ► $150 million in target PIPE proceeds expected to be raised at $10.00 / share, including sponsor participation of up to $50 million at the Company’s discretion Existing Innovid shareholders expected to retain ~64% of the pro forma company Use of proceeds anticipated to include ~$200 million of cash to balance sheet , which is anticipated to be used to pursue organic growth strategies and inorganic growth through opportunistic acquisitions, with balance of funds raised as secondary proceeds to existing Innovid shareholders Completion of transaction is expected by Q4 2021 TRANSACTION SUMMARY + 41 |

THANK YOU. Investors@Innovid.com Leading Independent Ad Delivery and Measurement Platform for Connected TV

A PP E N DI X

TRANSACTION OVERVIEW

Anticipated Sources and Uses

Sources ($M)		
SPAC Cash in Trust[1]	$253	20%
PIPE Investment[2]	150	12%
Innovid Equity Rollover	844	68%
Total Sources	**$1,247**	**100%**

Uses ($M)		
Cash to Selling Shareholders	$163	13%
Cash to Balance Sheet	200	16%
Innovid Equity Rollover	844	68%
Fees and Expenses	40	3%
Total Uses	**$1,247**	**100%**

Anticipated Pro Forma Valuation and Ownership Split

Pro Forma Valuation ($M)	
PF Shares Outstanding[3]	131.0
Share Price	$10.00
PF Equity Value	**$1,310**
(+) PF Net Debt / (Cash)[4]	(210)
PF Enterprise Value	**$1,100**
PF EV / 2022E Revenue	8.5x
2022E Revenue	*$130*


SPAC Investors 19.3%
SPAC Sponsors 4.8%
PIPE 11.4%
Existing Shareholders 64.4%

Note: All values in millions except for share price. Assumes no redemptions from SPAC investors. Excludes impact of 7.06m sponsor warrants and 3.16m public warrants

1. SPAC cash amount subject to change depending on interest earned
2. Includes $50.0m Forward Purchase Agreement from SPAC sponsors
3. Includes 84.42m Innovid rollover shares, 15.00 PIPE shares, 6.33 sponsor shares and 25.30 SPAC shares
4. PF net cash calculated as pre-transaction net cash of $10m plus cash proceeds from transaction of $200m

44

1. Internal management results prior to PCAOB audit completion 2. Adjusted EBITDA includes add - back of stock - based compensation Finance Expenses NET INCOME TO ADJUSTED EBITDA RECONCILIATION 45 | Historical Annual Results 1 ($ in millions) Audited Unaudited 2018A 2019A 2020A Net Income ($0.3) ($7.1) ($0.7) Depreciation and Amortization 0.3 0.4 0.9 Finance and Other Expenses, Net 0.6 0.4 0.9 Taxes 0.4 0.7 0.9 Stock - based compensation 0.4 0.4 0.6 Adjusted EBITDA 2 $1.4 ($5.2) $2.6